Emerging Markets Growth Fund, Inc.SM Prospectus Supplement June 1, 2019 (for prospectus dated September 1, 2018, as supplemented to date)

1.	The table under the heading “Portfolio managers” in the “Management” section of the prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser or affiliate
Victor D. Kohn President	24 years	Partner – Capital International Investors
F. Chapman Taylor Vice President	2 years	Partner – Capital International Investors
Eu-Gene Cheah	Less than 1 year	Partner – Capital International Investors
Ric Torres	5 years	Partner – Capital International Investors

2.	The table under the heading “The Capital SystemSM” in the “Management and organization” section of the prospectus is amended in its entirety to read as follows:

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Victor D. Kohn	Investment professional for 33 years in total; 32 years with Capital International, Inc. or an affiliate	24 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as a portfolio manager
F. Chapman Taylor	Investment professional for 28 years in total; 24 years with Capital International, Inc. or an affiliate	2 years (plus 22 years of prior experience as an investment analyst for the fund)	Serves as a portfolio manager
Eu-Gene Cheah	Investment professional for 21 years, all with Capital International, Inc. or an affiliate	Less than 1 year (plus 1 year of prior experience as an investment analyst for the fund)	Serves as a portfolio manager
Ric Torres	Investment professional for 26 years, all with Capital International, Inc. or an affiliate	5 years (plus 15 years of prior experience as an investment analyst for the fund)	Serves as a portfolio manager

Keep this supplement with your prospectus.

Lit. No. MFGEBS-324-0619O CGD/10039-S74424

Emerging Markets Growth Funds, Inc.SM Statement of Additional Information Supplement June 1, 2019 (for statement of additional information dated September 1, 2018 as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows. Except as indicated below the table, footnotes remain unchanged.

The following table reflects information as of June 30, 2018:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Victor D. Kohn	Over $1,000,000	None		6	$4.15	2[4]	$1.07
F. Chapman Taylor	Over $1,000,000	1	$3.0	3	$1.90	2[5]	$0.34
Eu-Gene Cheah[6]	None[7]	None		8	$5.58	24[8]	$8.92
Ric Torres	Over $1,000,000	1	$0.1	7	$4.40	None

[6]	Information is as of March 31, 2019.
[7]	The fund is designed primarily for taxable residents of the United States. Because the portfolio manager is not domiciled in the United States, an investment in the fund may not be appropriate for his personal portfolio.
[8]	The advisory fee of one of these accounts (representing $2.91 billion in total assets) is based partially on its investment results.

Keep this supplement with your statement of information.

Lit. No. MFGEBS-329-0619O CGD/10149-S74425